       As filed with the Securities and Exchange Commission on April 6, 1999
                             Registration No. 333-69483

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                     FORM N-1A/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.__1__             [ X ]
     Post-Effective Amendment No.____              []


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No._1__                            [ X ]

                          (Check appropriate box or boxes)

                             SELECT TEN PLUS FUND, LLC
                             -------------------------
                             (Exact Name of Registrant)

                    515 WEST MARKET STREET, LOUISVILLE, KY 40202
                    --------------------------------------------
                      (Address of Principal Executive Offices)

         Registrant's Telephone Number, including area code (502) 582-7900
                                                            --------------
                                  Kevin L. Howard
                     National Integrity Life Insurance Company
                               515 West Market Street
                             Louisville, Kentucky 40202
                      (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [ ]  on May 1, 1999 pursuant to paragraph (b) of Rule 485

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a) (1)

     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              SELECT TEN PLUS FUND, LLC

                               Prospectus - May 1, 1999


Select Ten Plus Fund, LLC is a no-load mutual fund consisting of four separate investment portfolios. The Select Ten Plus Portfolios seek total return by investing in the ten highest dividend yielding companies included in the Dow Jones Industrial Average.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  TABLE OF CONTENTS

                                                                         PAGE
SECTION 1 - RISK/RETURN SUMMARY

Investment Objective and Strategy. . . . . . . . . . . . . . . . . . . . .
Principal Risks. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


SECTION 2 - THE FUND

Investment Objective . . . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Strategy. . . . . . . . . . . . . . . . . . . . . . . . . . . .
The Dow Jones Industrial Average . . . . . . . . . . . . . . . . . . . . .
Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


SECTION 3 - PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . .


SECTION 4 - SHAREHOLDER INFORMATION

Pricing of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .
Tax Consequences of Investing in the Fund. . . . . . . . . . . . . . . . .


SECTION 5 - MANAGEMENT

The Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . .
The Sub-Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Year 2000 Preparation. . . . . . . . . . . . . . . . . . . . . . . . . . .


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE HAVE NOT AUTHORIZED ANYONE TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SECTION 1 - RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND STRATEGY

The Select Ten Plus Portfolios of the Fund seek total return. To achieve this goal, the four Portfolios buy shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights as determined on a specified business day. Each of the Portfolios holds these stocks for a period of twelve months. At the end of a Portfolio's twelve-month period, the Portfolio restructures its investment portfolio to invest in the ten stocks with the highest current dividend yield in the DJIA for another twelve months.

PRINCIPAL RISKS

As with any investment in common stocks, the value of your investment in a Portfolio may rise and fall in response to the specific performance of a stock's issuer and the general performance of the stock market and you may lose money. In addition, there are risks associated with the Portfolios' investment strategy, including:

     (1) greater fluctuation in value than a diversified mutual fund because the Portfolios are non-diversified, meaning they invest a large portion of assets in the securities of a few issuers. In addition, a Portfolio is more likely than a diversified mutual fund to be concentrated in one or more types of issuers. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks.

     (2) decreased diversification of economic, financial, and market risks because of industry concentration; and

     (3) potential adverse effects on issuers of particular industries as a result of regulatory change, including the petroleum and tobacco industries, as well as industries that may affect the environment.


SECTION 2 - THE FUND

INVESTMENT OBJECTIVE

The Portfolios seek total return by investing in shares of the ten highest dividend yielding common stocks in the DJIA in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock as of the close of the New York Stock Exchange (NYSE) on the business day prior to the investment date. This yield is historical and there is no assurance that any dividends will be declared or paid in the future on the stocks in the Portfolios. The term "equal weights" means that if you invested $100 in a Portfolio, the Portfolio would buy $10 of each of the ten highest yielding stocks.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Portfolio to own a stock that the sub-adviser does not recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Portfolio's portfolio.

To the extent we reasonably believe that any of the ten highest dividend yielding common stocks in the DJIA receives 15% or more of its revenues from securities-related activities, we will allocate a maximum of 5% of the relevant Portfolio's assets to each such stock, and will allocate the remainder of its assets among the remaining stocks not so limited. The Fund has applied to the SEC for exemptive relief from this limitation, but there is no assurance as to when or if it will be granted.

INVESTMENT STRATEGY

Each of the four Portfolios begins operations on the last business day of a specified calendar quarter. The Fund may have four different investment portfolios, I.E., the four Portfolios, operating simultaneously for their respective twelve-month periods. At the end of each Portfolio's twelve-month period, the Portfolio's portfolio is restructured to again hold the ten highest yielding stocks in the DJIA in equal weights for the next twelve months. We will not rebalance the weights of the individual stock positions during a twelve-month period.

Contributions to each of the Portfolios are invested on only one day of each year as follows:

                 Portfolio                             Investment Date
                 ---------                             ---------------
     Select Ten Plus Portfolio - March            last Business Day of March

     Select Ten Plus Portfolio - June             last Business Day of June

     Select Ten Plus Portfolio - September        last Business Day of September

     Select Ten Plus Portfolio - December         last Business Day of December




On the day we receive a dividend from a stock in a Portfolio's investment portfolio, we will reinvest it in the form of additional shares of that stock. There can be no assurance that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price.


The Fund's buy and hold investment strategy is very different from the frequent portfolio changes made by other mutual funds based on economic, financial, and market analyses. Therefore, the Portfolios will generally buy or keep a stock despite adverse developments relating to the stock that might otherwise make investing in the stock detrimental to the interest of investors. Such adverse developments include the adverse financial condition of the issuer, a failure to maintain a current dividend rate, the institution of legal proceedings against the issuer, a default under certain documents materially and adversely affecting the future declaration of dividends, or a decline in the price or the occurrence of other market or credit factors (including a public tender offer or a merger or acquisition transaction).


The investment strategy is based on three time-tested investment principles:

     (1)  time in the market is more important than timing the market;

     (2)  the stocks to buy are the ones everyone else is selling; and

     (3)  dividends can be an important part of total return.

Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Portfolio's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Portfolio's return will consist of a combination of capital appreciation and current dividend income.

THE DOW JONES INDUSTRIAL AVERAGE

The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the New York Stock Exchange and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on December 31, 1998. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow:"


          AT&T                            Hewlett-Packard
          Allied Signal                   IBM
          Aluminum Co. of America         International Paper*
          American Express                J.P. Morgan*
          Boeing                          Johnson & Johnson
          Caterpillar*                    McDonald's
          Chevron*                        Merck
          Citigroup                       Minnesota Mining & Manufacturing*
          Coca-Cola                       Philip Morris*
          DuPont*                         Proctor & Gamble
          Eastman Kodak*                  Sears Roebuck
          Exxon                           Union Carbide
          General Electric                United Technologies
          General Motors*                 Walmart
          Goodyear*                       Walt Disney


There are various theories to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time:


          (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings, performance or forecasts, or negative publicity;

          (2) there may be uncertainties because of pending or threatened litigation or pending or proposed legislation or government regulation;

          (3) the stock may be a cyclical stock reacting to national and international economic developments; or

          (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend.


While these factors may affect only a part of an issuer's overall business, the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

The designations "Dow Jones-Registered Trademark-," "Dow Jones Industrial Average-SM-" and "DJIA-SM-" are the property of Dow Jones & Company, Inc. (DOW JONES). Dow Jones is not affiliated with the Fund, has not participated in any way in the creation of the Portfolios or in the selection of stocks included in the Portfolios and has not reviewed or approved any information included in this prospectus. The Portfolios are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship whatsoever with the Portfolios. The DJIA is determined, composed and calculated by Dow Jones without regard to the Portfolios. Dow Jones is not responsible for and does not participate in the determination of the timing, price, or quantity of the Portfolios' shares to be issued or in the determination or calculation of the equation by which the Portfolios' shares are to be redeemed. Dow Jones has no obligation or liability whatsoever in connection with the administration or marketing of the Portfolios.

RISK FACTORS

RISKS IN GENERAL

An investment in a Portfolio entails certain risks common to all stock investments. Stocks fluctuate in price for a variety of reasons. For example, the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens. Common stocks in general may be especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, investors in common stocks generally have inferior rights to receive payments from the issuer in comparison with investors in debt obligations or preferred stocks issued by the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities.

STRATEGY SPECIFIC RISKS

Each Portfolio is non-diversified and will invest a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Portfolio may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Portfolio may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. Moreover, changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Portfolio's portfolio.

SECTION 3 - PERFORMANCE INFORMATION

At December 31, 1998, the Fund had not commenced operations. However, the performance of the investment strategies for the Portfolios relative to other investment strategies can be demonstrated using historical data.


The returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA. They do not reflect the performance of any Portfolio and do not guarantee future performance or predict any Portfolio's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA certain years. Accordingly, there can be no assurance that any Portfolio will outperform the DJIA over the life of the Portfolio.


An investor in a Portfolio would not necessarily realize as high a total return on an investment in the stocks upon which the hypothetical returns are based because (1) the total return figures shown do not reflect Portfolio expenses or brokerage commissions, and (2) the Portfolios are established at different times of the year. If the above-mentioned charges were reflected in the hypothetical returns, the returns would be lower than those presented here. In addition, total return does not take into consideration separate account charges or contract charges.

                     COMPARISON OF HISTORICAL TOTAL RETURN (1)
                         BETWEEN THE STRATEGY AND THE DJIA



                              Ten Highest Dividend
          Year                 Yielding Stocks (2)                  DJIA
          ----                 -------------------                  ----
          1973                        3.9%                         (13.1)%
          1974                       (1.3)%                        (23.1)%
          1975                       55.9%                          44.4%
          1976                       34.8%                          22.7%
          1977                        0.9%                         (12.7)%
          1978                       (0.1)%                          2.7%
          1979                       12.4%                          10.5%
          1980                       27.2%                          21.5%
          1981                        5.0%                          (3.4)%
          1982                       23.6%                          25.8%
          1983                       38.7%                          25.7%
          1984                        7.6%                           1.1%
          1985                       29.5%                          32.8%
          1986                       32.1%                          26.9%
          1987                        6.1%                           6.0%
          1988                       22.9%                          16.0%
          1989                       26.5%                          31.7%
          1990                       (7.6)%                         (0.4)%
          1991                       39.3%                          23.9%
          1992                        7.9%                           7.4%
          1993                       27.3%                          16.8%
          1994                        4.1%                           4.9%
          1995                       36.7%                          36.4%
          1996                       27.9%                          28.9%
          1997                       21.9%                          24.9%
          1998                       10.7%                          18.1%
          Cumulative              7,271.4%                       2,429.7%

----------------------------------

(1) Total Return is the sum of the percentage change in market value of each group of stocks between the first and last trading days of a period and the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return does not take into consideration any expenses or commissions. Over the twenty-six years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 18.0%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 13.2%. Although each Portfolio seeks to achieve a better performance than the DJIA as a whole, we cannot guarantee that a Portfolio will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source for years 1973-1997: BEATING THE DOW, by Michael O'Higgins with John Downes, published by Harper Perennial, 1992. Used with permission of the authors. Source for 1998: ARM.


(2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock's market value on the first trading day on the NYSE in that year.

                           HOW THE STRATEGY HAS PERFORMED

                                 Ten Highest Dividend
          Year                   Yielding DJIA Stocks            DJIA Index
          ----                   --------------------            ----------
          1973                      $  10,390                    $  8,690
          1974                         10,255                       6,683
          1975                         15,987                       9,650
          1976                         21,551                      11,840
          1977                         21,745                      10,336
          1978                         21,723                      10,616
          1979                         24,417                      11,730
          1980                         31,058                      14,252
          1981                         32,611                      13,768
          1982                         40,308                      17,320
          1983                         55,907                      21,771
          1984                         60,155                      22,010
          1985                         77,901                      29,230
          1986                        102,908                      37,092
          1987                        109,185                      39,318
          1988                        134,188                      45,609
          1989                        169,748                      60,067
          1990                        156,848                      59,827
          1991                        218,489                      74,125
          1992                        235,749                      79,610
          1993                        300,109                      92,985
          1994                        312,413                      97,541
          1995                        427,069                     133,046
          1996                        546,221                     171,496
          1997                        665,843                     214,199
          1998                        737,136                     252,971


The table above represents a hypothetical investment of $10,000 in the DJIA and the ten highest dividend yielding DJIA Stocks from January 1, 1973 through December 31, 1998. The table assumes that all dividends and distributions during a year are reinvested at the end of that year and does not reflect expenses or commissions. The value of the ten highest dividend-yielding DJIA stocks would have been $449,913 if the following fees and expenses had been charged: (1) insurance charges of 1.20%, (2) management fees of .50%, (3) administrative fees of .15%, and (4) other expenses of .35%.

Investors should not rely on the preceding performance information as an indication of the past or future performance of the Portfolios. There can be no assurance that any of the Portfolios will outperform the DJIA.

SECTION 4 - SHAREHOLDER INFORMATION

PRICING OF SHARES

The net asset value of the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets are valued based on market quotations as of the close of business of the NYSE, which is currently 4:00 pm, Eastern Time. Purchase and redemption orders will be priced at the next net asset value calculated after your order is accepted. Each Portfolio's net asset value per share is calculated separately by dividing the value of the securities held by the Portfolio plus any cash or other assets, less liabilities, by the number of outstanding shares of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

Only separate accounts of National Integrity Life Insurance Company established to fund variable annuity contracts may invest in the Portfolios. The separate accounts purchase shares without a sales load at the net asset value per share next determined after receipt and acceptance of the purchase order.

Shares of the Portfolios are redeemed at net asset value without any redemption charge. Upon receipt of a redemption request, approximately equal dollar amounts of shares of each of the ten stocks will be sold, such that the total dollar amount sold equals the amount of the redemption. Payment upon redemption is normally made within seven days of receipt of the request, unless redemption is suspended or payment is delayed as permitted by the SEC.

DIVIDENDS AND DISTRIBUTIONS

All dividend and capital gain distributions will automatically be reinvested in additional shares at net asset value.

TAX CONSEQUENCES OF INVESTING IN THE FUND

The Fund is a limited liability company with all of its interests owned by National Integrity Life Insurance Company. Accordingly, the Fund is taxed as part of the operations of National Integrity Life Insurance Company and is not taxed separately.

Shares of the Fund are held under the terms of a variable annuity contract. Under current tax law, interest income, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract.

Because every investor's situation is unique, please consult a tax adviser about federal, state and local tax consequences of your variable annuity contract's investment in the Fund.




SECTION 5 - MANAGEMENT

THE INVESTMENT ADVISER

Integrity Capital Advisors Inc. (formerly known as ARM Capital Advisors, Inc.) serves as the investment adviser to the Fund. Integrity Capital Advisors (or its predecessor) provides investment management and supervisory services to investment companies, and has been in operation since October 1994. Integrity Capital Advisors is a wholly owned subsidiary of ARM Financial Group, Inc., a financial services company which provides retail and institutional products and services to the long-term savings and retirement market. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.

Integrity Capital Advisors has overall responsibility for administering all operations of the Portfolios and for monitoring and evaluating the management of the assets of the Portfolios by the sub-adviser. Specifically, Integrity Capital Advisors:

     - provides the overall business management and administrative services necessary for each Portfolio's operation;

     - furnishes or procures on behalf of the Portfolios the services and information necessary to the proper conduct of the Portfolios' business;

     - acts as liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting personnel, sub-adviser, counsel, and auditors;

     - is responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios; and

     - is responsible for monitoring and evaluating the sub-adviser on a periodic basis and considering its performance record with respect to the investment objective and policies of the Portfolios.

Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Portfolio's assets and the purchase and sale of securities for the Portfolios in the event that at any time a sub-adviser is not engaged to manage the assets of the Portfolios.

For providing investment management services to the Portfolios, Integrity Capital Advisors will receive a monthly fee based on an annual rate of .50% of each Portfolio's average daily net assets.




THE SUB-ADVISER

National Asset Management Corporation serves as the sub-adviser to the Portfolios and in that capacity provides investment advisory services for the Portfolios, including security selection. Subject to each Portfolio's investment objective and policies, National Asset makes all determinations with respect to the investment of each Portfolio's assets and the purchase and sale of securities and other investments.

National Asset is a Kentucky corporation with executive offices at National City Tower, Louisville, Kentucky 40202. Since its inception in 1979, National Asset has provided customized investment management services to corporations, governmental entities, foundations, endowments, and similar entities. As of December 31, 1998, National Asset managed approximately $10.2 billion in assets.

YEAR 2000 PREPARATION

Integrity Capital Advisors is currently evaluating, on an ongoing basis, its computer systems and the systems of other companies on which the Fund's operations rely to determine if they will function properly with respect to dates in the year 2000 and beyond. These activities are designed to ensure that there is no adverse effect on the Fund's core business operations. While Integrity Capital Advisors believes its planning efforts are adequate to address its year 2000 concerns, there can be no guarantee that the systems of other companies on which the Fund's operations rely will be converted on a timely basis and will not have a material effect on the Fund.

Select Ten Plus Fund, LLC's shares are sold only to separate accounts of National Integrity Life Insurance Company as an investment medium for its variable annuity contracts.

More information about Select Ten Plus Fund, LLC is available in its Statement of Additional Information (SAI). The SAI is incorporated by reference into this prospectus. To obtain a copy of the SAI free of charge, or to request other information, please contact Select Ten Plus Fund, LLC by telephone at 1-800-325-8583 or by mail at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202.

You can review and copy information about Select Ten Plus Fund, LLC at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about Select Ten Plus Fund, LLC on the SEC's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20459-6009.

Select Ten Plus Fund, LLC Investment Company Act File No. 811-09179.

                              SELECT TEN PLUS FUND, LLC

                         Statement of Additional Information
                                     May 1, 1999







                                  TABLE OF CONTENTS
                                                                            Page

Section 1 - The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Section 2 - Investment Restrictions and Policies. . . . . . . . . . . . . .
Section 3 - Management of the Fund. . . . . . . . . . . . . . . . . . . . .
Section 4 - Investment Advisory and Other Services. . . . . . . . . . . . .
Section 5 - Portfolio Transactions and Brokerage. . . . . . . . . . . . . .
Section 6 - Purchase, Redemption, and Pricing of Shares . . . . . . . . . .
Section 7 - Taxation of the Fund. . . . . . . . . . . . . . . . . . . . . .
Section 8 - Calculation of Performance Data . . . . . . . . . . . . . . . .
Section 9 - Financial Statements. . . . . . . . . . . . . . . . . . . . . .


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the Select Ten Plus Fund, LLC dated May 1, 1999. A copy of the prospectus is available at no charge by writing to the Fund at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, or by calling 1-800-325-8583.

SECTION 1 - THE FUND

The Select Ten Plus Fund, LLC is a non-diversified, open-end management investment company organized on September 30, 1998, in Delaware as a limited liability company.

SECTION 2 - INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT RESTRICTIONS

The following are the Portfolios' fundamental investment restrictions that cannot be changed without approval of the shareholders. At all meetings of the shareholders called for this purpose, the presence in person or by proxy of shareholders entitled to cast one-quarter of the votes entitled to be cast at the meeting shall constitute a quorum for the transaction of business at that meeting. If, however, the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940 (1940 ACT), is required for action to be taken on any matter to be brought before the meeting, there shall be present, either in person or by proxy, shareholders entitled to cast more than one-half of the total number of votes in order to constitute a quorum. A majority, in this case, means (a) sixty-seven percent (67%) or more of the votes present at a meeting if shareholders entitled to more than fifty percent (50%) of the outstanding votes are present or represented by proxy; or
(b) more than fifty percent (50%) of the outstanding votes of the Portfolio, whichever is less. Separate votes are taken by each Portfolio if a matter affects only that Portfolio.


Each Portfolio may not:

1.   Issue senior securities, except as permitted under the 1940 Act.

2. Borrow money, except that each Portfolio may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

3. Act as an underwriter of another issuer's securities, except to the extent that the Portfolios may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

4. Make loans if, as a result, more than 33-1/3 % of that Portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolios from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

Any change to these restrictions also requires a majority vote of the Managers at a regular meeting or at a special meeting called for that purpose.


The following are the Portfolios' non-fundamental operating policies, which may be changed by the Managers without approval of the shareholders.

Each Portfolio may not:

1. Sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


Except for the fundamental investment restrictions listed above and the Portfolios' investment objective, which includes the objective of total return but not the procedures described in the prospectus in Section 2, "The Fund," the other investment policies described in the prospectus and this SAI are not fundamental and may be changed with the approval of the Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Portfolios' assets (I.E., due to cash inflows or redemptions) or in market value of the investment or the Portfolios' assets will not constitute a violation of that restriction.


INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Portfolios' investment objective and strategy found in the prospectus in Section 1, "Risk/Return Summary," and Section 2, "The Fund."

LENDING OF PORTFOLIO SECURITIES. Each Portfolio is authorized to lend up to 33% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser deem qualified, but only when the borrower maintains with the Portfolios' custodian bank collateral either cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Portfolio is authorized to lend, the Portfolios do not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios will retain authority to terminate any loans at any time. The Portfolios may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Portfolios will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Portfolios will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Portfolios' interest.

REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Portfolio buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolios' ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Portfolio enters into repurchase agreements to evaluate those risks. The Portfolios may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

SECTION 3 - MANAGEMENT OF THE FUND

The Fund is governed by four Managers. The Managers are responsible for overseeing the management of the Fund's business and affairs and play a vital role in protecting the interests of its holders. Among other things, the Managers approve and review the Fund's contracts and other arrangements and monitor Fund operations. The names, addresses, and ages of the Managers and officers of the Fund, together with information as to their principal business occupations during the past five years, are set forth below.

 Name, Age & Address                     Position with the Fund         Principal Occupation(s) During Past 5 Years
 -------------------                     ----------------------         --------------------------------------------
 John R. Lindholm (50)*                  Chairman of the Board of       President of Integrity Life Insurance Company and Vice
 515 W. Market Street                    Managers                       President and Chief Marketing Officer of National
 Louisville, KY 40202                                                   Integrity Life Insurance Company since November, 1993,
                                                                        Executive Vice President - Chief Marketing Officer of ARM
                                                                        Financial Group, Inc. since July, 1993, Director of the
                                                                        mutual funds in the State Bond Group of mutual funds from
                                                                        June 1995 to December 1996.

 Chris LaVictoire Mahai (43)             Manager                        President, clavm, inc. (a firm that provides consulting,
 425 Portland Avenue                                                    project management and infomediary services to
 Minneapolis, MN 55488                                                  organizations interested in creating and implementing
                                                                        innovative business, community and marketplace strategies
                                                                        and initiatives); Poynter Fellow, the Poynter Institute
                                                                        for Media Studies, Board Member (Cowles Media) Star
                                                                        Tribune Foundation from September 1992 to June 1998;
                                                                        Senior Vice President, Cowles Media Company/ Star Tribune
                                                                        from August 1993 to June 1998; Director of the mutual
                                                                        funds in the State Bond Group of mutual funds from June
                                                                        1984 to December 1996.

 William B. Faulkner (70)                Manager                        President, William Faulkner & Associates (business and
 240 East Plato Blvd.                                                   institutional adviser) since 1986.  Director of the mutual
 St. Paul, MN 55107                                                     funds in the State Bond Group of mutual funds from June
                                                                        1995 to December 1996.

 Name, Age & Address                     Position with the Fund         Principal Occupation(s) during past 5 years
 -------------------                     ----------------------         -------------------------------------------
 John Katz (59)                          Manager                        Investment banker since January 1991; Director of the
 10 Hemlock Road                                                        mutual funds in the State Bond Group of mutual funds from
 Hartsdale, NY 10530                                                    June 1995 to December 1996.

 Edward J. Haines (51)                   President                      Senior Vice President of Marketing for ARM Financial Group,
 515 W. Market Street                                                   Inc. since December, 1993.
 Louisville, KY 40202

 Kevin L. Howard (34)                    Secretary                      Assistant General Counsel of ARM Financial Group, Inc.
 515 W. Market Street                                                   since January, 1994.
 Louisville, KY 40202

 Barry G. Ward (37)                      Controller                     Controller of ARM Financial Group Inc. since June, 1996,
 515 W. Market Street                                                   Accounting Officer of ARM from October, 1993 until June,
 Louisville, KY 40202                                                   1996.

 Peter Resnik (38)                       Treasurer                      Treasurer of ARM Financial Group Inc. since December,
 515 W. Market Street                                                   1992.
 Louisville, KY 40202

 Michael A. Cochran (39)                 Tax Officer                    Tax Officer of ARM Financial Group Inc. since October,
 515 W. Market Street                                                   1997, Tax Executive for Ernst & Young, LLP from July, 1984
 Louisville, KY 40202                                                   until October, 1997.



* Mr. Lindholm is an interested person as defined in the 1940 Act by virtue of his position with ARM Financial Group, Inc.

The Fund pays Managers who are not interested persons of the Fund fees for serving as Managers. Because the Fund is not yet operational, no fees have been paid to the Managers under this provision. The estimate of fees to be paid to Managers who are not interested persons of the Fund is $1,000.00 per year, exclusive of expenses. Because the investment adviser and the sub-adviser perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Integrity Life Insurance Company, National Integrity Life Insurance Company, the investment adviser or the sub-adviser receives any compensation from the Fund for acting as a Manager.

The following table sets forth for the fiscal year ending December 31, 1999, the estimated compensation to be paid by the Fund to the non-interested Managers. Managers who are interested persons, as defined in the 1940 Act, receive no compensation from the Fund.

                                                      Pension or Retirement         Estimated Annual      Total Compensation
                          Aggregate Compensation      Benefits Accrued as Part      Benefits Upon         From Fund Paid to
 Name of Manager          From Fund                   of Fund Expense               Retirement            Managers
 ---------------          ----------------------      ------------------------      ----------------      ------------------
 William B. Faulkner      $1,000.00                   None                          N/A                   $1,000.00


 John Katz                $1,000.00                   None                          N/A                   $1,000.00


 Chris L. Mahai           $1,000.00                   None                          N/A                   $1,000.00



As of December 31, 1998, the Managers and officers of the Fund as a group, owned less than 1% of the outstanding membership interests of the Fund.

The Managers are also members of the Board of Managers of Separate Account Ten of Integrity Life Insurance company, a management investment company, and of the Board of Directors of The Legends Fund, Inc., an open-end management investment company, both of which have the same investment adviser as the Fund.

SECTION 4 - INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

Integrity Capital Advisors Inc. serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Integrity Capital Advisors is a wholly owned subsidiary of ARM Financial Group, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.

Subject to the direction of the Managers, Integrity Capital Advisors is responsible for providing all supervisory and management services reasonably necessary for the Fund's operation, other than those investment advisory services performed by the sub-adviser. These services include, but are not limited to:

      (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for the Fund;

     (ii) providing the Fund, at Integrity Capital Advisor's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of the Fund;

    (iii) making its officers and employees available to the Managers of the Fund for consultation and discussions regarding the supervision and administration of the Fund;

     (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by the Fund of such books and records as may be required by applicable federal or state law;

      (v) preparing or supervising the preparation by third parties approved by the Fund of all federal, state and local tax returns and reports of the Fund required by applicable law;

     (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law;

    (vii) taking such other action with respect to the Fund as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies; and

   (viii) providing the Fund, at Integrity Capital Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement.


Other responsibilities of Integrity Capital Advisors are described in the prospectus. Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Portfolios' assets and the purchase and sale of securities for the Portfolios in the event that at any time a sub-adviser is not engaged to manage the assets of the Portfolios.


The Portfolios pay Integrity Capital Advisors a monthly fee based on an annual rate of .50% of the Portfolio's average daily net assets. Integrity Capital Advisors will pay a portion of those fees to National Asset Management Corporation for its services as sub-adviser to the Fund. In the event that at any particular time a sub-adviser is not engaged, Integrity Capital Advisors will be entitled to keep the entire fee, including the portion of the fee that would otherwise be paid to the sub-adviser.

Integrity Capital Advisors has agreed to reimburse the Portfolios for operating expenses (excluding management fees) which exceed an annual rate of .35% of average net assets of the Portfolios. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention of doing so.

THE SUB-ADVISER

National Asset Management Corporation ("National Asset") serves as the sub-adviser to the Portfolios and in that capacity provides investment advisory services for the Portfolios, including security selection. Subject to the supervision of the Board of Managers and Integrity Capital Advisors, National Asset will provide a continuous investment program for the Portfolios and will determine the composition of each Portfolio's assets, including determinations with respect to the purchase, retention and sale of securities, cash and other investments contained in the Portfolio's portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Portfolios' assets. National Asset will receive a monthly fee for its services based on an annual rate of .10% of each Portfolio's average daily net assets up to $100 million and .05% of each Portfolio's average daily net assets in excess of $100 million. Integrity Capital Advisors has guaranteed a minimum sub-advisory fee of $25,000 to National Asset during the Portfolios' first year of operations.

CUSTODIAN

Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is the Fund's custodian and is responsible for safeguarding its cash and securities. The shares are held in book-entry form.

INDEPENDENT AUDITOR

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, serves as the Fund's independent auditor. On an annual basis, Ernst & Young LLP will audit certain financial statements prepared by management and express an opinion on such financial statements based on its audit.

SECTION 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment decisions for the Portfolios are made by National Asset, subject to the supervision of the Board of Managers and Integrity Capital Advisors. National Asset has investment advisory clients other than the Portfolios. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating such transactions, the various allocation methods used by National Asset, and the results of such allocations, are subject to the periodic review by Integrity Capital Advisors and the Managers.

National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Portfolios through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Portfolios taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of securities in transactions on U.S. stock exchanges for the Portfolios, National Asset may pay higher commission rates than the lowest available when National Asset believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with this practice, National Asset may receive research services for the Portfolios from many of the broker-dealers with whom National Asset places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients, including the Portfolios, although not all of these services are necessarily useful and of value in managing the Portfolios. The sub-advisory fee paid by Integrity Capital Advisors to National Asset is not reduced because National Asset and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, National Asset may cause the Portfolios to pay a broker-dealer a disclosed commission for effecting a securities transaction for the Portfolios in excess of the commission which another broker-dealer would have charged for effecting that transaction in recognition of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (E.G., clearance, settlement, and custody).

National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may receive and retain compensation for effecting portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is executed on the floor of the exchange by another broker that is not an associated person of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive and retain such compensation. The sub-advisory agreement provides that National Asset may retain compensation on transactions effected for the Portfolios in accordance with the terms of these rules.

SEC rules further require that commissions paid to such an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission." The rules define usual and customary commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

SECTION 6 - PURCHASE, REDEMPTION, AND PRICING OF SHARES

The separate accounts of National Integrity Life Insurance Company may purchase and redeem shares of each Portfolio on each day the New York Stock Exchange
(NYSE) is open for trading based on, among other things, the amount of premium payments to be invested and surrendered and transfers to be effected on that day pursuant to the relevant variable annuity contracts.

The Fund may suspend redemption privileges or postpone the date of payment during the following periods:

     (1) when the NYSE is closed (other than customary weekend or holiday closings);

     (2) when trading on the NYSE is restricted or an emergency exists as determined by the SEC, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or

     (3)  for such other periods as the SEC, by order, may otherwise permit.

The net asset value of the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets are valued as of the close of business of the NYSE, which currently is 4:00 p.m., Eastern time. Each Portfolio's net asset value per share is calculated separately by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares. Equity securities are valued each day at the close of business of the NYSE. Money market securities are valued using the amortized cost method of valuation which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

SECTION 7 - TAXATION OF THE FUND

The Fund is not a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). However, as a limited liability company whose membership interests are sold only to National Integrity Life Insurance Company, the Fund is disregarded as an entity for purposes of federal income taxation. The Fund does not pay federal income tax on its interest income, dividend income and capital gains. Instead, National Integrity Life Insurance Company, through its separate accounts, is treated as owning the assets of the Fund directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code. Moreover, under current tax law, interest income, dividend income and capital gains of the Fund are not currently taxable to National Integrity Life Insurance Company or to variable annuity contract owners when left to accumulate within a variable annuity contract. Tax disclosure relating to variable annuity contracts that offer the Fund as an underlying investment is contained in the prospectuses for those contracts.

SECTION 8 - CALCULATION OF PERFORMANCE DATA

Each Portfolio may from time to time include the total return and yield of its shares in advertisements or in other information furnished to contract holders. Performance information is computed separately for each Portfolio in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue. Any statement of a Portfolio's performance will also disclose the performance of the separate account funding the variable annuity contracts which invest in the Fund.

TOTAL RETURNS

Total returns reflect all aspects of a Portfolio's return, including the automatic reinvestment by the Portfolio of all distributions. Quotations also will assume a redemption at the end of the particular period.

Non-standardized total return will be calculated in a similar manner except that total return will assume an initial investment of $60,000 instead of $1,000 and will be calculated for a 3 year period as well as 1, 5, and 10 years (up to the life of the Portfolio). An assumed initial investment of $60,000 will be used because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in the value of a hypothetical historical investment in a Portfolio over certain periods, including 1, 5, and 10 years (up to the life of the Portfolio), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Portfolio's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of a Portfolio during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula:

                          n
                    P(1+T)  = ERV

where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the redemption value at the end of the period.

CUMULATIVE TOTAL RETURNS are unaveraged and reflect the simple percentage change in the value of a hypothetical investment in a Portfolio over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELD

The Portfolios may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in a Portfolio over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage.




PERFORMANCE COMPARISONS


Each Portfolio may from time to time include in reports and advertising the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Portfolio may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present contract owners or prospective investors may also include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE, and USA TODAY.


The performance figures described above may also be used to compare the performance of a Portfolio's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 381 industrial, 37 utility, 11 transportation and 71 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The NYSE composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the NYSE.


The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index is an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The 50/50 Index assumes a static mix of 50% of the S&P 500 and 50% of the Lehman Brothers Government/Corporate Bond Index.

Other Composite Indices: 70% S&P 500 and 30% NASDAQ Industrial Index; 35% S&P 500 and 65% Salomon Brothers High Grade Bond Index; and 65% S&P 500 and 35% Salomon Brothers High Grade Bond Index.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.


STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

SECTION 9 - FINANCIAL STATEMENTS

No financial statements of the Fund are included because as of the date of this SAI, the Fund had not yet commenced operations.

                                        PART C
                                  OTHER INFORMATION

ITEM 23.  EXHIBITS
          --------

          (a)  Certificate of Formation of Select Ten Plus Fund, LLC

          (b) Operating Agreement (Rules and Regulations) of Select Ten Plus Fund, LLC

          (c)  Not applicable

          (d) (1)Form of Management Agreement between Select Ten Plus Fund, LLC and Integrity Capital Advisors, Inc.

          (d) (2) Form of Sub-Advisory Agreement between Integrity Capital Advisors, Inc. and National Asset Management Corporation

          (e)  Not applicable

          (f)  Not applicable

          (g) Form of Custody, Recordkeeping and Agency Agreement between Select Ten Plus Fund, LLC and Investors Fiduciary Trust Company


          (h) Form of Participation Agreement between Select Ten Plus Fund, LLC and National Integrity Life Insurance Company


          (i)  Opinion of Counsel


          (j)  Not applicable

          (k)  Not applicable

          (l)  Not applicable

          (m)  Not applicable

          (n)  Not applicable

          (o)  Not applicable




ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     Separate Account II of National Integrity Life Insurance Company (NATIONAL INTEGRITY) owns all of the outstanding membership interests of Registrant. Shares are voted by National Integrity in accordance with instructions received from its variable annuity contractowners who allocate contributions to the Fund.


     Integrity Life Insurance Company (INTEGRITY), an Ohio stock life corporation, owns 100% of the voting securities of National Integrity, a New York stock life corporation. The voting securities of Integrity are 100% owned by Integrity Holdings, Inc., a Delaware corporation, which is a holding company engaged in no active business. The voting securities of Integrity Holdings, Inc. are 100% owned by ARM Financial Group, Inc. (ARM FINANCIAL), a Delaware corporation, which is a holding company. ARM Financial also owns 100% of the voting stock of ARM Securities Corp. (ARMSC), a Minnesota corporation, which is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. In addition, ARM Financial owns 100% of the stock of Integrity Capital Advisors, Inc. (formerly known as ARM Capital Advisors, Inc.), a Delaware corporation registered with the SEC as an investment adviser; 100% of SBM Certificate Company, a Minnesota corporation registered with the SEC as a face amount certificate company; and 100% of ARM Transfer Agency, Inc., a Delaware corporation.

     In June 1997, ARM Financial completed an initial public offering (the "IPO") of 9.2 million shares of common stock, of which 5.75 million shares were sold by ARM Financial and 3.45 million shares were sold by investment funds sponsored by Morgan Stanley, Dean Witter, Discover & Co. (the "MSDW Funds"). Following the IPO, the MSDW Funds owned in the aggregate approximately 53% of the outstanding shares of common stock of ARM Financial. On May 8, 1998, the MSDW Funds sold their entire remaining interest in ARM Financial pursuant to a secondary public offering of shares of common stock. As a result, ARM Financial is 100% publicly owned.

ITEM 25.  INDEMNIFICATION

     ARTICLES OF ORGANIZATION OF THE FUND. The Articles of Organization of the Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

     RULES AND REGULATIONS OF THE FUND. The Rules and Regulations of the Fund provide for the indemnification of present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (DISABLING CONDUCT). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred.
The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

     INSURANCE. The directors and officers of the Fund, Integrity Capital, as investment adviser, are insured under a policy issued by American International Specialty Lines Insurance Company. The annual limit on such policy is $2 million.

     BY-LAWS OF INTEGRITY CAPITAL. The By-Laws of Integrity Capital provide for the indemnification by Integrity Capital of directors and officers of Integrity Capital and of any person serving at the request of Integrity Capital as a director or officer of another corporation and permits the payment of expenses for covered persons. Thus, the officers and directors of the Fund and Integrity Capital indemnified by Integrity Capital for their services in connection with the Fund to the extent set forth in the By-Laws.

     Integrity Capital's By-Laws provide, in Article IX, as follows:

     Section 9.01 INDEMNIFICATION. (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

     (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 9.01(a) and
     (b) of these By-laws, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under Section 9.01(a) and (b) of these By-laws (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 9.01(a) and (b) of these By-laws. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Corporation.

     (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation pursuant to this Article IX. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, other Sections of this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     (g) For purpose of this Article IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (h) For purposes of this Article IX, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

     (i) In indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     Section 9.02 INSURANCE FOR INDEMNIFICATION. The Corporation may purchase and maintain insurance on behalf of or for any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of
     Section 145 of the General Corporation Law.

     AGREEMENTS. The Fund, including each director, officer and controlling person of the Fund, is entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreement filed as Exhibit (h) to this Registration Statement, except that the Fund may not indemnify directors, officers and controlling persons who are its Affiliated persons, as defined in Section 2(a)(3) of the 1940 Act.

UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Integrity Capital Advisors, Inc., the Fund's investment adviser, is a registered investment adviser providing individual discretionary investment management services and investment advisory services to various categories of institutional and individual clients. The names of the officers and directors of Integrity Capital and their business activities during the past two fiscal years, are set forth below. The principal business address of ARM Financial, the parent of Integrity Capital, is 515 W. Market Street, 8th Floor, Louisville, Kentucky 40202.

 Name                  Business Activities in Past Two Fiscal Years
 ----                  --------------------------------------------

 Martin H. Ruby        Chairman of the Board and Chief Executive Officer of
                       Integrity Capital and ARM Financial since February 1998;
                       Co-Chairman of the Board and Co-Chief Executive Officer
                       of Integrity Capital since October 1994; Co-Chief
                       Executive Officer and a director of ARM Financial since
                       July 15, 1993.


 Peter S. Resnik       Treasurer of Integrity Capital since October 1994;
                       Treasurer of ARM Financial since December 1993.


 Michael A. Cochran    Tax Officer of Integrity Capital and ARM Financial since
                       October 1997; Senior Manager and Principal of Ernst &
                       Young LLP (and its predecessors) from 1984 - 1997.


 Barry G. Ward         Chief Financial Officer and Controller of Integrity
                       Capital since March 1996; Controller and Chief Financial
                       Officer of ARM Financial since October 1993.


OFFICERS AND PARTNERS OR DIRECTORS OF THE SUB-ADVISERS: The names of the officers and partners or directors of National Asset Management Corporation and Integrity Capital Advisors, Inc. and their business activities during the past two fiscal years, are incorporated herein by reference to their respective Form ADVs, as amended to the date of their most recent filing with the Securities and Exchange Commission (SEC), as set forth below:


National Asset Management Corporation: Form ADV dated March 30, 1999 SEC File No. 801-14666


Integrity Capital Advisors, Inc.: Form ADV dated December 4, 1998, SEC File No. 801- 47942

ITEM 27.  PRINCIPAL UNDERWRITERS

     Not applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     The records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by ARM Financial, parent of Integrity Capital, at its offices at 515
W. Market Street, 8th Floor, Louisville, Kentucky 40202, or with the Fund's custodian, Investors Fiduciary Trust Company, at its offices at 127 West Tenth Street, Kansas City, Missouri 64105.

ITEM 29.  MANAGEMENT SERVICES

     Not applicable.

ITEM 30.  UNDERTAKINGS

     Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, on this 1st day of April, 1999.


                                   SELECT TEN PLUS FUND, LLC
                                          (Registrant)


                                   By:   /s/ Edward Haines
                                       ------------------------------
                                            Edward Haines
                                            Title:  President

     Pursuant to the requirement of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURES                                TITLE                        DATE
----------                                -----                        ----

/s/  Edward Haines              President                         April 1, 1999
---------------------------     (Principal Executive Officer)
Edward Haines

/s/  Peter Resnik               Treasurer                         April 1, 1999
---------------------------     (Principal Financial Officer)
Peter Resnik

/s/  Barry G. Ward              Controller                        April 1, 1999
---------------------------     (Principal Accounting Officer)
Barry G. Ward

          *                     Director                          April 1, 1999
---------------------------
William B. Faulkner

          *                     Director                          April 1, 1999
---------------------------
John Katz

/s/  John R. Lindholm           Director                          April 1, 1999
---------------------------
John R. Lindholm

          *                     Director                          April 1, 1999
---------------------------
Chris LaVictoire Mahai


*This Amendment has been signed by each of the persons so indicated by me the undersigned as Attorney-in-Fact.


By   /S/  KEVIN L. HOWARD
   -------------------------
           Attorney-in-Fact